UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2009

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On December 7, 2009 ARIAD Pharmaceuticals, Inc. (the “Company”) issued a press release announcing positive clinical data from an ongoing Phase 1 study of its investigational, pan-BCR-ABL inhibitor, AP24534, in patients with advanced hematological cancers.  The data provide strong clinical evidence of hematologic, cytogenetic and molecular anti-cancer activity of AP24534, a multi-targeted kinase inhibitor, in heavily pretreated patients with resistant and refractory chronic myeloid leukemia (CML), including those with the T315I mutation of the target protein, BCR-ABL.  The data are being presented on this day at the 51st Annual Meeting of the American Society of Hematology (ASH) being held in New Orleans, LA.

A copy of the press release is being filed herewith as Exhibit 99.1 and this information contained therein is incorporated by reference into this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits
99.1	Press Release dated December 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

Date: December 7, 2009	By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated December 7, 2009.